EXHIBIT 99.1

EL CAPITAN PRECIOUS METALS, INC. ENGAGES HOULIHAN LOKEY AS ITS FINANCIAL ADVISOR

Scottsdale, Arizona - El Capitan Precious Metals, Inc. (OTC/BB:ECPN) today announced it has engaged Houlihan Lokey Capital, Inc. as its exclusive financial advisor to assist the Company in evaluating potential strategic alternatives related to the approximately 3,000 acre property located near Capitan, New Mexico, including the potential sale of the property. There can be no assurance that any sale or other transaction involving the property will occur.

“Having an advisor of Houlihan Lokey’s caliber on board is an important step in our continuing efforts to maximize the value of the Company and its properties for the benefit of our shareholders,” said John F. Stapleton, Chairman of El Capitan’s Board of Directors.

About El Capitan Precious Metals, Inc.:

El Capitan Precious Metals, Inc. is an exploration stage precious minerals company based in Scottsdale, Arizona that is principally engaged in the exploration of precious metals and other minerals. The Company’s primary asset is its wholly owned subsidiary El Capitan, Ltd., an Arizona corporation, which holds the 100% equity interest in the El Capitan property located near Capitan, New Mexico.

About Houlihan Lokey:

Houlihan Lokey is an international investment bank with expertise in mergers and acquisitions, capital markets, financial restructuring, and valuation serving clients for 40 years. The firm is ranked globally as the No. 1 restructuring advisor, the No. 1 M&A fairness opinion advisor over the past 10 years, and the No. 1 M&A advisor for U.S. transactions under $1 billion, according to Thomson Reuters. Houlihan Lokey has 14 offices and more than 800 employees in Europe, the United States and Asia. The firm serves more than 1,000 clients each year, ranging from closely held companies to Global 500 corporations. For more information, visit www.HL.com.

Forward-Looking Safe Harbor Statement:

This press release contains certain forward-looking information about El Capitan Precious Metals, Inc. that is intended to be covered by the safe harbor for “forward-looking statements” provided by the Private Securities Litigation Reform Act of 1995, as amended. Forward-looking statements are statements that are not historical facts. Words such as “expect(s),” “feel(s),” “believe(s),” “will,” “may,” “anticipate(s)” and similar expressions are intended to identify forward-looking statements. These statements include, but are not limited to, statements regarding the expected completion, timing and results of metallurgical testing, interpretation of drill results, the geology, grade and continuity of mineral deposits, results of initial feasibility, pre-feasibility and feasibility studies and expectations with respect to the engaging in strategic transactions. All of such statements are subject to risks and uncertainties, many of which are difficult to predict and generally beyond the control of the Company, that could cause actual results to differ materially from those expressed in, or implied or projected by, the forward-looking information and statements.  Specifically, there can be no assurance regarding the timing and terms of a transaction involving the Company or its El Capitan property, or that such a transaction will be completed at all. In addition, there can be no assurance that the revised update to the Company’s NI 43-101 technical report will be completed within the time period currently expected, or that the report, when completed, will support the Company’s prior claims regarding the metallurgical value and make-up of the ore on the New Mexico property. Additional risks and uncertainties affecting the Company include, but are not limited to, the possibility that future exploration, development, testing or mining results will not be consistent with past results and/or the Company’s expectations; discrepancies between different types of testing methods, some or all of which may not be industry standard; the ability to mine precious and other minerals on a cost effective basis; the Company’s ability to successfully complete contracts for the sale of its products; fluctuations in world market prices for the Company’s products; the Company’s ability to obtain and maintain regulatory approvals; the Company’s ability to obtain financing for continued operations and/or the commencement of mining activities on satisfactory terms; the Company’s ability to enter into and meet all the conditions to consummate contracts to sell its mining properties that it chooses to list for sale; and other risks and uncertainties described in the Company’s filings from time to time with the Securities and Exchange Commission. Readers are cautioned not to place undue reliance on these forward-looking statements that speak only as of the date hereof, and we do not undertake any obligation to revise and disseminate forward-looking statements to reflect events or circumstances after the date hereof, or to reflect the occurrence of or non-occurrence of any events.

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The statements included in this press release concerning predictions of economic performance and management’s plans and objectives constitute forward-looking statements made pursuant to the safe harbor provisions of Section 21E of the Securities Exchange Act of 1934, as amended, and Section 27A of the Securities Act of 1933, as amended.  This press release contains forward-looking statements that involve risks and uncertainties that could cause actual results to differ materially.  These risks and uncertainties include, among others, the results of metallurgical testing, interpretation of drill results, the geology, grade and continuity of mineral deposits, results of initial feasibility, pre-feasibility and feasibility studies and the possibility that future exploration, development, testing or mining results will not be consistent with past results and/or the Company’s expectations; discrepancies between different types of testing methods, some or all of which may not be industry standard; the ability to mine precious and other minerals on a cost effective basis; the Company’s ability to successfully complete contracts for the sale of its products;  fluctuations in world market prices for the Company’s products; the Company’s ability to obtain and maintain regulatory approvals;  the Company’s ability to obtain financing for continued operations and/or the commencement of mining activities on satisfactory terms; the Company’s ability to enter into and meet all the conditions to consummate contracts to sell its mining properties that it chooses to list for sale;  and other risks and uncertainties described in the Company’s filings from time to time with the Securities and Exchange Commission.  The Company disclaims any obligation to update its forward-looking statements.